POST-SUBSTITUTION SUPPLEMENT
                       and NOTICE dated APRIL 28, 1999 to
                      PROSPECTUS dated NOVEMBER 5, 1998 for
                          ELEMENTS, A VARIABLE ANNUITY
                   issued by Protective Life Insurance Company


         On April 28, 1999, Protective Life Insurance Company ("Protective Life") substituted shares of Oppenheimer Variable Account Funds' Money Fund for shares of Protective Investment Company's Money Market Fund then held by the PIC Money Market subaccount of the Protective Variable Annuity Separate Account. The substitution was carried out pursuant to an order of the Securities and Exchange Commission issued on April 13, 1999. The effect of the substitution was to replace PIC Money Market Fund with Oppenheimer Money Fund as an investment option under the Contracts described in your November 5, 1998 prospectus.

         Oppenheimer Money Fund seeks the maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. The prospectus for Oppenheimer Variable Account Fund accompanied your November 5, 1998 prospectus.

         Each Owner affected by the substitution may, within thirty (30) days after the substitution, make one transfer of all Contract Value invested in the Oppenheimer Money Fund subaccount on the date of the substitution to another subaccount or a fixed account without that transfer counting as a "free" transfer permitted under a Contract. Also, Protective Life will not exercise any rights reserved under any Contract to impose additional restrictions on transfers from the Oppenheimer Money Fund subaccount to another subaccount or a fixed account until at least thirty (30) days after the substitution.

              Please keep this supplement with your November 5, 1998 prospectus for future reference.







34221